SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                     [X]

                 Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]   Preliminary Proxy Statement



[  ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]  Definitive Proxy Statement



[  ]  Definitive Additional Materials



[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


     Fidelity Advisor Series III



Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.



[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which

               transaction applies:



          (2)  Aggregate number of securities to which

               transaction applies:



          (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



          (4)  Proposed maximum aggregate value of transaction:



          (5)  Total Fee Paid:


[  ]  Fee paid previously with preliminary materials.



[  ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1)  Amount Previously Paid:



     (2)  Form, Schedule or Registration Statement No.:



     (3)  Filing Party:



     (4)  Date Filed:



FIDELITY ADVISOR EQUITY INCOME FUND
CLASS A
CLASS T
CLASS B
CLASS C
INSTITUTIONAL CLASS
A FUND OF
FIDELITY ADVISOR SERIES III
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Advisor Equity Income Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Equity Income Fund, Class A, Class T, Class B, Class C, and Institutional Class (the fund), will be held at the office of Fidelity Advisor Series III (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on November 18, 1998, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1. To approve an amended management contract for the fund.
2. To approve a new sub-advisory agreement with FMR Far East for the fund.
3. To approve a new sub-advisory agreement with FMR U.K. for the fund. 4 To amend the Class T Distribution and Service Plan of the fund.
5. To amend the Class B Distribution and Service Plan of the fund.
6. To approve an agreement and plan providing for the reorganization of the
 fund from a separate series of one Massachusetts business trust to another.
7. To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially
the same investment    objective and policies.
8. To amend the fund's fundamental investment limitation concerning diversification.
 The Board of Trustees has fixed the close of business on September 21, 1998 as the record date for the determination of the shareholders of the fund and each class, if applicable entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER Secretary
September 21, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
       REGISTRATION                   VALID SIGNATURE

A. 1)  ABC Corp.                      John Smith, Treasurer

   2)  ABC Corp.                      John Smith, Treasurer

       c/o John Smith, Treasurer

B. 1)  ABC Corp. Profit Sharing Plan  Ann B. Collins,
                                      Trustee

   2)  ABC Trust                      Ann B. Collins,
                                      Trustee

   3)  Ann B. Collins, Trustee        Ann B. Collins,
       u/t/d 12/28/78                 Trustee

C. 1)  Anthony B. Craft, Cust.        Anthony B. Craft

       f/b/o Anthony B. Craft, Jr.

       UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES III:
FIDELITY ADVISOR EQUITY INCOME FUND
TO BE HELD ON NOVEMBER 18, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series III (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Equity Income Fund (the fund) and at any adjournments thereof (the Meeting), to be held on November 18, 1998 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about September 21, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an anticipated cost of approximately $9,800. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed each class's existing expense cap listed on page 38. Expenses exceeding each class's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation
(FDC), the fund's principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), subadvisers to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $9,800. The expenses in connection with telephone voting will be paid by the fund, provided the expenses do not exceed the fund's existing class expense caps, as described on page 38. Expenses exceeding each class's expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of Fidelity Advisor Equity Income Fund issued and outstanding as of July 31, 1998 are indicated in the following table:
Fidelity Advisor Equity Income Fund

Class A

Class T

Class B

Class C

Institutional Class

 [As of July 31, 1998, the nominees and officers of the trust owned, in the aggregate, less than 1% of the outstanding shares of each class of the fund.]
 [To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class of the fund on July 31, 1998, was as follows:]
 [FMR has advised the trust that for Proposals 1 through 8 contained in this Proxy Statement, it will vote its shares at the Meeting FOR each Proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the fund on that date.]
 Shareholders of record at the close of business on September 21, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1997 AND THE SEMIANNUAL REPORTS FOR THE FISCAL PERIOD ENDED MAY 31, 1998, CALL 1-800-522-7297 OR WRITE TO FDC AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: APPROVAL OF PROPOSALS 1 THROUGH 3 AND 6 THROUGH 8 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. APPROVAL OF PROPOSALS 4 AND 5 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF CLASS T AND CLASS B SHAREHOLDERS, RESPECTIVELY. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract changes the fund's current management fee arrangement to a fee arrangement that is standard for comparable Fidelity equity funds. The change in the fund's management fee structure is discussed in more detail below. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page 6 for more details.
 MODIFICATION OF MANAGEMENT FEE STRUCTURE.The fund's current management fee is an annual percentage of the fund's average net assets and is calculated and paid monthly. Under the fund's present management contract (the Present Contract), the fund pays FMR a "flat" fee at an annual rate of 0.50% of the fund's average daily net assets. The fund also pays all of its other operating expenses. The Amended Contract replaces this flat management fee structure with a "group fee" structure that is standard for other comparable Fidelity equity funds.
 Under the Amended Contract, the fund would pay FMR a monthly management fee that is calculated by adding a Group Fee Rate to an Individual Fund Fee Rate and multiplying the result by the fund's average net assets. The Group Fee Rate varies based upon the monthly average of the net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Individual Fund Fee Rate is a fixed rate specific to the fund. Under the Amended Contract, the fund's Individual Fund Fee Rate would equal 0.20%. In addition to the management fee, the fund would continue to pay all of its other operating expenses.
 The fund's proposed Group Fee Rate would be calculated according to the graduated schedule below. The schedule provides for different fee rates for different levels of assets under management by FMR. As illustrated in the table, the rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when the total assets managed by FMR increase.
Average Group Net Assets  Annualized Group Fee Rate
                          (for each level)

0     -  $ 3 billion            .5200%

3     -  6                      .4900

6     -  9                      .4600

9     -  12                     .4300

12    -  15                     .4000

15    -  18                     .3850

18    -  21                     .3700

21    -  24                     .3600

24    -  30                     .3500

30    -  36                     .3450

36    -  42                     .3400

42    -  48                     .3350

48    -  66                     .3250

66    -  84                     .3200

84    -  102                    .3150

102   -  138                    .3100

138   -  174                    .3050

174   -  210                    .3000

210   -  246                    .2950

246   -  282                    .2900

282   -  318                    .2850

318   -  354                    .2800

354   -  390                    .2750

390   -  426                    .2700

426   -  462                    .2650

462   -  498                    .2600

498   -  534                    .2550

Over  -  534                    .2500

 Average assets under FMR's management for June 1998 were approximately $624 billion.
 A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page __ . Except for the modifications discussed above, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page 35.) If approved by shareholders, the Amended Contract will take effect on December 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1999 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1999, and thereafter only as long as its continuance is approved at least annually as above.
 IMPACT OF PROPOSED MODIFICATION OF MANAGEMENT FEE STRUCTURE. At FMR's level of assets under management for June 1998 ($624 billion ), changing from the fund's current flat 0.50% management fee rate to a group fee structure would reduce FMR's management fee by 2.22%. For the fund's fiscal year ended November 30, 1997, using the proposed group fee structure, FMR's management fee equals 0.4978% of the fund's average net assets. For fiscal 1997, the proposed group fee structure lowers the management fee rate by 0.39% of the fund's average net assets for the year compared to the rate FMR was entitled to receive under the Present Contract (0.50%).
 The future impact of the proposed fee change will depend on certain factors and may represent an increase or decrease from the management fee under the Present Contract. Specifically, replacing the fund's flat 0.50% management fee with the proposed group fee structure will either increase the fund's management fee or reduce it depending on the level of FMR's future assets under management. If FMR's future assets under management equal or exceed their June 1998 level of $624 billion, adoption of the group fee structure will result in lower management fees. Conversely, if FMR's future assets under management decline below their June 1998 level, the fund's management fee under the proposed group fee structure might be higher than the fund's current flat rate of 0.50%.
 In sum, based on FMR's assets under management for June 1998, adopting the group fee structure will lead to an immediate reduction in the fund's management fee and may lead to further fee reductions if FMR's assets under management continue to grow. If FMR's assets under management drop below their June 1998 level, adoption of the proposed group fee structure may result in a management fee rate that is higher than the fund's current rate.
 COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES. The following chart compares the fund's management fee under the terms of the Present Contract for the twelve month period ended November 30, 1997 to the management fee that the fund would have incurred under the Amended Contract if it had been in effect during that period.
Present Contract   Amended Contract   Percentage Difference
Management Fee     Management Fee

$14,927,663        $14,869,828        -0.39%


 The following tables provide data concerning each class's management fees and expenses as a percentage of average net assets for the fiscal year ended November 30, 1997 under the Present Contract and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of Class A, Class T, Class B, Class C, and Institutional Class shares of the fund and are calculated as a percentage of average net assets of each class.
CLASS A                   PRESENT CONTRACT  AMENDED CONTRACT

Management Fee            0.50%             0.4978%

Rule 12b-1 Fee            0.25%             0.2500%

Other Expenses*           0.35%             0.3500%

Total Operating Expenses  1.10%             1.0978%

CLASS T                   PRESENT CONTRACT  AMENDED CONTRACT

Management Fee            0.50%             0.4978%

Rule 12b-1 Fee            0.50%             0.5000%

Other Expenses            0.23%             0.2300%

Total Operating Expenses  1.23%             1.2278%

CLASS B                   PRESENT CONTRACT  AMENDED CONTRACT

Management Fee            0.50%             0.4978%

Rule 12b-1 Fee            1.00%             1.0000%

Other Expenses            0.24%             0.2400%

Total Operating Expenses  1.74%             1.7378%

CLASS C                   PRESENT CONTRACT  AMENDED CONTRACT

Management Fee            0.50%             0.4978%

Rule 12b-1 Fee            1.00%             1.0000%

Other Expenses*,A         0.35%             0.3500%

Total Operating Expenses  1.85%             1.8478%

INSTITUTIONAL CLASS       PRESENT CONTRACT  AMENDED CONTRACT

Management Fee            0.50%             0.4978%

Rule 12b-1 Fee            None              0.0000%

Other Expenses            0.19%             0.1900%

Total Operating Expenses  0.69%             0.6878%

* After reimbursement.
A Based on estimated expenses for the first year.
 FMR has voluntarily agreed to reimburse each class of the fund to the extent that total operating expenses exceed 1.10%, 1.35%, 1.85%, 1.85% and 0.85% of the average net assets of Class A, Class T, Class B, Class C, and Institutional Class, respectively. If these agreements were not in effect, total operating expenses, as a percentage of average net assets, for Class A and Class C would have been as follows: (i) for Class A: 1.2800% under the Present Contract and 1.2778% under the Amended Contract; and (ii) for Class C: 1.8800% under the Present Contract and 1.8778% under the Amended Contract.
 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the tables would have been 1.0900% for Class A, 1.2100% for Class T, 1.7300% for Class B, 1.8500%
for Class C and 0.6700% for Institutional Class under the Present Contract and 1.2478% for Class A, 1.2078% for Class T, 1.7278% for Class B, 1.8078% for Class C and 0.6678% for Institutional Class under the Amended Contract.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the Trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote if the 1940 Act permits them to do so. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees.
 MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on July 16, 1998. The Board of Trustees consider and approve twice a year portfolio transactions with broker-dealers who provide research services to the funds. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings the Trustees receive materials that relate to the Amended Contract. These materials include; (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets,
(4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and
(7) the nature, cost and character of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees review at least annually the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the present contract and the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered each classes' expense ratios and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR's businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the proposed modifications to the management fee structure, that is the implementation of the Group Fee Rate structure and the proposed modification to the Present Contract's amendment provisions, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
2. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR THE
FUND.
 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR Far East requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On October 16, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR Far East's, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without delays and potential costs of a proxy solicitation.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated January 1, 1991, was approved by the fund's shareholders on November 14, 1990. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 2.
 FMR Far East, with its principal office in Tokyo, Japan, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page 34.
  Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended November 30, 1997, FMR paid FMR Far East $85,667 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would also allow FMR, FMR Far East, and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR Far East, and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will continue to manage the fund under its current Management Contract and the Current Agreement with FMR Far East will remain in effect.
3. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR THE FUND. In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. In addition, the Proposed Agreement would allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the Proposed Agreement subject to the requirements of the 1940 Act. The existing sub-advisory agreement currently in effect with FMR U.K. requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On October 16, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. With regard to the proposed modification to the existing sub-advisory agreement's amendment provisions, the Trustees considered the benefit to shareholders of FMR's, FMR U.K.'s, and the trust's increased flexibility (within 1940 Act constraints) to amend the agreement without the delays and potential costs of a proxy solicitation.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated January 1, 1991, was approved by the fund's shareholders on November 14, 1990. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 3.
 FMR U.K., with its principal office in London, England, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page 34.
  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended November 30, 1997, FMR paid FMR U.K. $89,084 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund
 The Proposed Agreement would also allow FMR, FMR U.K., and the trust, on behalf of the fund, to amend the Proposed Agreement subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Current Agreement explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Current Agreement's amendment provisions would allow amendment of the sub-advisory agreement without shareholder vote only if the 1940 Act so permits. In short, the proposed modification gives FMR, FMR U.K., and the trust added flexibility to amend the sub-advisory agreement subject to 1940 Act constraints. Of course, any future amendments to the sub-advisory agreement would require the approval of the Board of Trustees.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1999 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is approved by shareholders, the Proposed Agreement will take effect on the first day of the first month following approval. If the Proposed Agreement is not approved, FMR will continue to manage the fund under its current Management Contract and the Current Agreement with FMR U.K. will remain in effect.
4. TO AMEND THE CLASS T DISTRIBUTION AND SERVICE PLAN OF THE FUND.
 The Board of Trustees has approved, and recommends that Class T shareholders approve, an amended Distribution and Service Plan for Class T shares (the Amended Class T Plan). Rule 12b-1 (the Rule) under the 1940 Act provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 A copy of the Amended Class T Plan is attached to this Proxy Statement as Exhibit 4.
 THE CURRENT CLASS T PLAN. The Current Class T Plan (the Current Class T Plan) was adopted on September 10, 1992. Under the Current Class T Plan, Class T may pay FDC a fee at an annual rate of up to 0.75% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. The Trustees have approved a distribution fee for Class T at an annual rate of 0.50% of its average net assets. For the fiscal year ended November 30, 1997, Class T paid $9,636,000 in distribution fees to FDC, which amounted to 0.50% of its average net assets. FDC may pay all or a portion of such fees to securities dealers or other investment professionals as distribution or service fees. To the extent the fee is not paid to investment professionals, FDC may use the fees for its expenses incurred in the distribution of Class T shares. For the fiscal year ended November 30, 1997, FDC paid, on behalf of Class T shares, $9,636,000 in distribution fees to National Financial Services Corporation (NFSC), an affiliate of FMR Corp. NFSC passed 100% of these fees to investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 The Current Class T Plan also provides that to the extent that the fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although the Current Class T Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any amounts received under the Plan in excess of its expenditures.
 THE AMENDED CLASS T PLAN. The Amended Class T Plan is identical to the Current Class T Plan, except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980's, the National Association of Securities Dealers, Inc.
(NASD) Conduct Rules set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Conduct Rules to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses concerns similar to those that the 144-month limitation was intended to address. However, the NASD Rule and the 144-month limitation address these concerns in different ways. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is true, if Class T contains assets older than 144 months, it will pay more in 12b-1 fees if the proposal is approved than it would pay under the Current Class T Plan.
 If approved by shareholders, the Amended Class T Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class T Plan, the Trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class T Plan should assist in attracting investment professionals for the sale of shares and thus increase the fund's asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a higher level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund.
 CONCLUSION. The Board of Trustees recommends that Class T shareholders vote FOR approval of the amendment to the Class T Distribution and Service Plan. If approved, the Amended Class T Plan will become effective the first day of the month following shareholder approval. If the Amended Class T Plan is not approved by Class T shareholders, the Current Class T Plan will remain in effect unchanged for shares purchased into Class T.
5. TO AMEND THE CLASS B DISTRIBUTION AND SERVICE PLAN OF THE FUND.
 The Board of Trustees has approved, and recommends that Class B shareholders approve, an amended Distribution and Service Plan for Class B shares (the Amended Class B Plan). Rule 12b-1 (the Rule) under the 1940 Act provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 A copy of the Amended Class B Plan is attached to this Proxy Statement as Exhibit 5.
 THE CURRENT CLASS B PLAN. The Current Class B Plan (the Current Class B Plan) was adopted on June 26, 1994. Under the Current Class B Plan, Class B may pay FDC a distribution fee at an annual rate of up to 0.75% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the distribution fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Under the Current Class B Plan, Class B may also pay FDC a shareholder service fee at an annual rate of up to 0.25% of its average daily net assets. The Trustees have approved a distribution fee for Class B shares at an annual rate of 0.75% of its average net assets and a shareholder service fee for Class B shares at an annual rate of 0.25% of its average net assets. FDC uses shareholder service fees to compensate investment professionals for personal service and/or the maintenance of shareholder accounts. For the fiscal year ended November 30, 1997, Class B paid $4,395,750 in distribution fees and $1,465,250 in shareholder service fees to FDC, which amounted to 0.75% and 0.25%, respectively, of its average net assets. FDC may pay all or a portion of such fees to securities dealers or other investment professionals as distribution or service fees. To the extent the fees are not paid to investment professionals, FDC may use the fees for its expenses incurred in the distribution of, or shareholder support services for, Class B shares. For the fiscal year ended November 30, 1997, FDC paid, on behalf of Class B shares, $1,465,000 in shareholder service fees to National Financial Services Corporation (NFSC), an affiliate of FMR Corp. NFSC passed 100% of these fees to investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 The Current Class B Plan also provides that to the extent that the fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although the Current Class B Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any amounts received under the Plan in excess of its expenditures.
 THE AMENDED CLASS B PLAN. The Amended Class B Plan is identical to the Current Class B Plan except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980's, the National Association of Securities Dealers, Inc.
(NASD) Conduct Rules set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Conduct Rules to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses concerns similar to those that the 144-month limitation was intended to address. However, the NASD Rule and the 144-month limitation address these concerns in different ways. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is true, if Class B contains assets older than 144 months it will pay more in 12b-1 fees if the proposal is approved than it would pay under the Current Class B Plan.
 If approved by shareholders, the Amended Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class B Plan, the Trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class B Plan should assist in attracting investment professionals for the sale of shares and thus increase the fund's asset base, which in turn may prove beneficial to the fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the fund.
 CONCLUSION. The Board of Trustees recommends that Class B shareholders vote FOR approval of the amendment to the Class B Distribution and Service Plan. If Class B shareholders approve the Amended Class B Plan, the amended Plan will become effective the first day of the month following shareholder approval. If Class B shareholders do not approve the Amended Class B Plan, the Current Class B Plan will remain in effect unchanged. In this event, the 144-month period would commence for Class B shares at the time they are purchased but would never be completed because the Class B shares convert automatically to Class A shares after a maximum holding period of seven years.
6. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 6. The Plan of Reorganization provides for the reorganization of Fidelity Advisor Equity Income Fund (the
Fund) from a separate series of Fidelity Advisor Series III (the Trust), a Massachusetts business trust, to a newly-established, separate series of Fidelity Advisor Series I (Advisor Series I), also a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this proxy statement. A separate series of Advisor Series I will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this proxy statement).
 Since both the Trust and Advisor Series I are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the Fund's governing documents, except as noted below, are expected to remain the same after the Reorganization. See "Comparison of Declarations of Trust" on page 28 for more information.
 The Reorganization will not affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds.
 The Fund's fiscal year end will not change as a result of the Reorganization, although the Trustees may change the fiscal year at their discretion.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the Fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the Fund as proposed in the Proxy Statement) (the New Management Contract); similarly, Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States under Sub-Advisory Agreements substantively identical to the agreements in effect between FMR U.K. and FMR Far East and FMR immediately prior to the Closing Date (including as each may be modified pursuant to a vote of shareholders of the Fund as proposed in the Proxy Statement)(the New Sub-Advisory Agreements).
 The Fund's distribution agent, Fidelity Distributors Corporation
(FDC) will distribute shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of the Trust, which has one series of shares or funds. The Board of Trustees unanimously recommend reorganization of the Fund to a separate series of Advisor Series I (i.e., into the Series), which will succeed to the business of the Fund. Moving the Fund from the Trust to Advisor Series I will consolidate and streamline the production and mailing of certain legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the Trust, including all of the Trustees who are not interested persons of FMR, on October 16, 1997. The Board of Trustees recommend that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of Advisor Series I; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page 28); and authorization of The Trust, as sole shareholder of the Series, to approve (i) the New Management Contract for the Series; (ii) the New Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East, with respect to the Series; and (iii) the Distribution and Service Plans for each class of the Series under Rule 12b-1, substantively identical to the Plans in effect with respect to each class of the Fund immediately prior to the Closing Date (including as the Distribution and Service Plans may be modified pursuant to a vote of shareholders of the Fund's classes, as proposed in this Proxy Statement (the New Plans)). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of the Trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself.
 On the Closing Date (defined below) of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of Advisor Series I established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest of the Series (Series Shares) equal to the number of Fund shares of the corresponding classes outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Series Share of the applicable class for each Fund share (the Fund Shares) held by the shareholder of such class on the Closing Date to each Fund shareholder, in exchange for such Fund Shares. Immediately after this distribution of the Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER OF EACH CLASS WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES OF THE CORRESPONDING CLASS.
 The Plan of Reorganization authorizes the Trust as the then sole initial shareholder of the Series or class, as appropriate, to approve
(i) the New Management Contract, (ii) the New Sub-Advisory Agreements with respect to the Series, and (iii) the New Plans.
 Advisor Series I's Board of Trustees will hold office without time limits, except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of Advisor Series I. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contract and, the New Sub-Advisory Agreements, will continue in force until July 31, 1999. The New Plans will continue in force until April 30, 1999. Each New Sub-Advisory Agreement and the New Management Contract, will continue in force thereafter from year to year so long as their continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not "interested persons" of Advisor Series I, FMR, or, in the case of the agreement, FMR U.K. or FMR Far East, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by Advisor Series I, FMR, FMR U.K., or FMR Far East, as the case may be, and will terminate automatically in the event of its assignment. The New Plans may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the fund OR of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 26, 1999 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.
 The obligations of the Trust and Advisor Series I under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Generally, either party may at any time waive the other party's compliance with any of the covenants and conditions contained in, or both parties may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Advisor Series I's transfer agent will establish accounts for the Series' shareholders containing the appropriate number and denominations of Series Shares of each class to be received by each holder of Fund Shares of the corresponding class under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a Fund shareholder with respect to Fund Shares.
 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at $9,000 in the aggregate, provided that they do not exceed the expense cap for each class of the fund. Expenses exceeding a class's expense cap, as applicable, will be paid by FMR.
 COMPARISON OF DECLARATIONS OF TRUST. Advisor Series I's Declaration of Trust differs from the Trust's Current Declaration of Trust in one material aspect.
 Specifically, Advisor Series I's New Declaration of Trust clarifies that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company ("Master Feeder Fund Structure"). The Trust's Current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure. The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently, the Fund's policies do not allow for such investments. Proposal 7 on page 29 seeks the approval of the Fund's shareholders to adopt a fundamental investment policy to permit investments in another open-end investment company with substantially the same investment objectives and policies. For more information on the Master Feeder Fund Structure see Proposal 7 on page 29.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust will receive an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Series Shares to the Fund's shareholders in exchange for their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page 28); authorization of the Trust, as sole shareholder of the Series, or class, as appropriate, to approve
(i) the New Management Contract, (ii) the New Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far East, and (iii) the New Plans. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a series of the Trust.
7. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY MANAGED BY FMR OR AN AFFILIATE WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company managed by FMR or an affiliate with substantially the same investment objective and policies. Adoption of the policy would allow the Fund to participate in a so-called "Master Feeder Fund" organizational format (Master Feeder Fund Structure).
 Participation in a Master Feeder Fund Structure would allow the fund to combine its assets with other funds having substantially the same investment objective and policies, but differing distribution or servicing arrangements. By combining its assets in a central "Master Fund" with other participating "Feeder Funds," the fund would be able to maintain its unique distribution and servicing structure while potentially achieving operational efficiencies through the consolidation of portfolio management. For example, if FMR managed three funds all with the same investment objective and policies, a Master Feeder Fund Structure would allow FMR to manage one combined fund (rather than three), but still offer three distinct products each having different servicing features and pricing (e.g., one distinct product for retail investors, a second for institutional investors and a third for foreign investors). The purpose of a Master Feeder Fund Structure would be to allow FMR to manage only one fund in each investment discipline (Master Fund), but still be able to offer that investment discipline with a variety of different servicing features and pricing (Feeder Funds). The Master Feeder Fund Structure is explained in more detail below. A diagram comparing a typical "stand alone" fund structure to a Master Feeder Fund Structure is attached to this Proxy Statement as Exhibit 7.
 If the proposal is approved by shareholders, THE TRUSTEES WILL ONLY AUTHORIZE INVESTING THE FUND'S ASSETS IN A MASTER FUND IF THEY DETERMINE THAT A MASTER FEEDER FUND STRUCTURE IS IN THE BEST INTERESTS OF THE FUND'S SHAREHOLDERS, and, if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders.
 THE MASTER FEEDER FUND STRUCTURE. The term "Master Feeder Fund Structure" refers to a two-tiered arrangement in which typically one or more mutual funds with substantially identical investment objectives (the Feeder Funds) combine their assets by investing in a single investment company having the same investment objective (the Master Fund). The Feeder Funds sell their shares to the public and invest all of their assets in shares of the Master Fund. In turn, the Master Fund, in accordance with its and the Feeder Funds' common investment objective, invests its assets in appropriate portfolio securities (e.g., stocks, bonds, or money market instruments). The Master Fund is not offered to the public: it sells its shares only to the Feeder Funds. The individual Feeder Funds are generally sold through different distribution channels to discrete targeted markets, such as retail investors, institutional investors or foreign investors. Administrative and service features will vary among Feeder Funds depending upon the level of service sought by the fund's investors. Simply stated, the Master Feeder Fund Structure consolidates portfolio management and related functions at the Master Fund (or bottom tier) level and segregates marketing and distribution to the Feeder Fund (or top tier) level.
 The Master Feeder Fund Structure may offer certain advantages over more traditional "stand alone" funds. For example, participating Feeder Funds may achieve economies of scale by sharing among a greater number of investment dollars fixed expenses of portfolio management and fund administration. Feeder Funds may also be able to achieve greater diversification by means of a larger portfolio of securities than could be achieved by individual funds. In short, the Master Feeder Fund Structure gives participating Feeder Funds the ability to tailor services and fees for particular market segments while providing the economies of scale available to a larger fund.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring methods to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Master Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in a Master Fund and would require a vote of shareholders before the fund could participate in a Master Feeder Fund Structure. These policies include the fund's limitations on investing more than 5% of total assets in a single issuer or more than 25% of total assets in a single industry, purchasing more than 10% of the outstanding voting securities of a single issuer, underwriting securities, and purchasing the securities of other investment companies. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders approve the proposal to permit the fund to invest its assets in a single Master Fund, without a further vote of shareholders. If shareholders approve this proposal, the above-mentioned restricted policies would no longer preclude the fund's investment in a Master Fund.
 DISCUSSION. As discussed above, FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations, but with different features and services. Were these comparable funds to combine their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger fund. Were the fund to invest all of its assets in a Master Fund, it would hold only a single investment security (i.e., shares of the Master Fund). The Master Fund, in turn, would directly invest in individual securities pursuant to its investment objective (which would be identical to the fund's investment objective). The Master Fund would be managed by FMR or an affiliate, such as Fidelity Investments Money Management, Inc. in the case of a money market fund.
 The Trustees would retain the right to withdraw the fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently.
 If, as a Feeder Fund, the fund is asked to vote at a shareholder meeting of the Master Fund, the fund, if required by applicable law or its policies, would hold a meeting of its shareholders to vote on the matters to be considered at the Master Fund shareholder meeting. The fund would cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize a Master Feeder Fund Structure. As mentioned, the Trustees will authorize investing the fund's assets in a Master Fund only if they determine that a Master Feeder Fund Structure is in the best interests of the fund's shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund that states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current investment policies will remain unchanged with respect to potential investment in Master Funds.
 8. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act requirements, it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for the fund.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Advisor Equity Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 8 beginning on page __.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Eric D. Roiter, Richard A. Silver, Leonard M. Rush, Robert Chow, and Richard A. Spillane Jr. are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello and Mr. Silver, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period December 1, 1997 through July 31, 1998, the following transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Advisor Equity Income Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 8 beginning on page
_.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of Fidelity Investments Money Management, Inc.
(FIMM); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., and a Director and Chairman of the Board and of the Executive Committee of FMR. In addition, Mr. Pozen is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR; and President and a Director of FIMM. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in Proposal 1.
 In addition to the management fee payable to FMR, each class pays transfer agent fees to Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR. The fund pays pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC) on behalf of each class of the fund. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FIIOC pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FIIOC by the applicable class for fiscal 1997 amounted to $31,096 for Class A, $3,560,594 for Class T, $1,193,682
for Class B, $50 for Class C and $624,246 for Institutional Class, respectively. Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal 1997 amounted to $808,212. FSC also received fees for administering the fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For the fiscal year ended 1997, the fund incurred no securities lending fees.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
 Sales charge revenue paid to, and retained by, FDC for fiscal 1997 amounted to the following:
     Paid to FDC
                                  Retained by FDC

                              Class A          Class T
     Class A      Class T

     $461,000     $1,835,000  $124,000         $533,000

 FDC collected deferred sales charge revenue on Class B shares during fiscal 1997 of $ 1,017,000 for the fund. When shares subject to a deferred sales charge are sold, FDC pays commissions from its own resources to dealers through which the sales are made.
 In addition, FDC received from the fund fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 1997 as follows:

                       Fees Paid to FDC



 Class A                $32,000

 Class T                $9,636,000

 Class B                $5,861,000

 Class C                $256

 Institutional Class    $0

 Currently, up to the full amount of distribution fees paid by Class A and Class T under their respective Distribution and Service Plans may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class A or Class T shares, as applicable, and for providing support services to Class A or Class T shareholders, as applicable, based upon the level of services provided.
 Currently, the full amount of distribution fees paid by Class B under its Distribution and Service Plan is retained by FDC as compensation for its services and expenses in connection with the distribution of Class B shares, and up to the full amount of service fees paid by Class B under its Distribution and Service Plan may be reallowed to investment professionals for providing personal service to and/or maintenance of Class B shareholder accounts.
 Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, up to the full amount of the distribution fees paid by Class C may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares, and up to the full amount of service fees paid by Class C may be reallowed to investment professionals for providing personal service and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan or through reinvested dividends or capital gain distributions, during the first year of investment and thereafter, up to the full amount of distribution fees and service fees paid by such Class C shares may be reallowed to investment professionals as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.
 FMR is the fund's manager pursuant to a management contract dated August 1, 1986, which was approved by shareholders on July 23, 1986.
 For services under the contract, the fund pays FMR a management fee at an annual rate of 0.50% of the fund's average net assets.
 FMR may, from time to time, agree to reimburse all or a portion of a class's total operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
 FMR has voluntarily agreed, subject to revision or termination, to reimburse each class of the fund to the extent that its total operating expenses, as a percentage of its respective average net assets exceed the following rates:

     Class A       Class T       Class B       Class C  Institution
     1.10%         1.35%         1.85%         1.85%    al Class
                                                        0.85%

 Effective November 1, 1997, Class A, Class T, Class B, and Institutional Class expense limitations were changed from 1.50% to 1.10%, 1.75% to 1.35%, 2.25% to 1.85%, and 1.25% to 0.85% of each
Class' average net assets, respectively.
SUB-ADVISORY AGREEMENTS
 On behalf of Fidelity Advisor Equity Income Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from sub-advisers. The sub-advisory agreement with FMR U.K., dated January 1, 1991, was approved by shareholders on November 14, 1990. The sub-advisory agreement with FMR Far East, dated January 1, 1991, was approved by shareholders on November 14, 1990.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105% respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended 1997 were as follows:
FMR U.K.   FMR Far East

  $89,084    $85,667

PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (Japan), LLC
(FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
 During fiscal 1997, the fund paid brokerage commissions of $473,418 to NFSC. During fiscal 1997, this amounted to approximately 17% of the aggregate brokerage commissions paid by the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Client Services at 1-800-522-7297, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
((UNDERLINED)) LANGUAGE WILL BE ADDED;
[BRACKETED] LANGUAGE WILL BE DELETED.

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES III:
[EQUITY PORTFOLIO: INCOME] ((FIDELITY ADVISOR EQUITY INCOME FUND))
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

 [AGREEMENT] ((AMENDMENT)) made this [1st] ((__)) day of [August,] ((_______)) [1986] ((1998)), by and between [Equity Portfolio:
Income] ((Fidelity Advisor Series III)), a Massachusetts business trust [that] ((which)) may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of [its single existing series of shares of beneficial interest] ((Fidelity Advisor Equity Income Fund)) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated August 1, 1986, to a modification of said Contract in the manner set forth below. The Amended Management
Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ________________.))
 1. (a) Investment Advisory Services.  The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under [F]((f))ederal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem ((to be)) desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[,at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. ((The Adviser will be compensated on the following basis)) [F]((f))or the services and facilities to be furnished hereunder[,]((.)) ((The Adviser)) shall receive [an annual] ((a monthly)) management fee, payable monthly as soon as practicable after the last day of each month((,)) [and equivalent to an annual rate of
 .5% of average daily net assets] ((composed of a Group Fee and an Individual Fund Fee)).
 (a) ((Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:))
((Average Net Assets))         ((Annualized Fee Rate (for each level)))

((0))     -    (($ 3 billion))              ((.5200%))

((3))     -    ((6))                        ((.4900))

((6))     -    ((9))                        ((.4600))

((9))     -    ((12))                       ((.4300))

((12))    -    ((15))                       ((.4000))

((15))    -    ((18))                       ((.3850))

((18))    -    ((21))                       ((.3700))

((21))    -    ((24))                       ((.3600))

((24))    -    ((30))                       ((.3500))

((30))    -    ((36))                       ((.3450))

((36))    -    ((42))                       ((.3400))

((42))    -    ((48))                       ((.3350))

((48))    -    ((66))                       ((.3250))

((66))    -    ((84))                       ((.3200))

((84))    -    ((102))                      ((.3150))

((102))   -    ((138))                      ((.3100))

((138))   -    ((174))                      ((.3050))

((174))   -    ((210))                      ((.3000))

((210))   -    ((246))                      ((.2950))

((246))   -    ((282))                      ((.2900))

((282))   -    ((318))                      ((.2850))

((318))   -    ((354))                      ((.2800))

((354))   -    ((390))                      ((.2750))

((390))   -    ((426))                      ((.2700))

((426))   -    ((462))                      ((.2650))

((462))   -    ((498))                      ((.2600))

((498))   -    ((534))                      ((.2550))

((Over))       ((534))                      ((.2500))

 (((b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.20%.))
 ((The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.))
 (((c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Advisor hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser((,)) of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1987] ((1999)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or [the] ((any)) other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8.)) ((This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding ((voting)) securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

       [SIGNATURE LINES OMITTED]
EXHIBIT 2

((UNDERLINED)) LANGUAGE WILL BE ADDED;
[BRACKETED] LANGUAGE WILL BE DELETED.

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
[FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.]
((FIDELITY MANAGEMENT & RESEARCH COMPANY))
AND
[FIDELITY MANAGEMENT & RESEARCH COMPANY]
((FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.))
((AND))
((FIDELITY ADVISOR SERIES III ON BEHALF OF FIDELITY ADVISOR EQUITY
INCOME FUND))
 AGREEMENT made this [1st] ((___)) day of [January] ((____)), [1991] ((1998)), by and between Fidelity Management & Research [(Far East) Inc.] ((Company,)) a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] ((("Advisor")))((;)) [and] Fidelity Management & Research [Company] (((Far East) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series III,)) a Massachusetts [corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] ((business trust which may issue one or more series of shares of beneficial interest)) (hereinafter called the ["Adviser"] ((("Trust"))) ((on behalf of Fidelity Advisor Equity Income Fund (hereinafter called the "Portfolio"))).
 WHEREAS the [Adviser has] ((Trust and the Advisor have)) entered into a Management Contract [with Equity Portfolio: Income, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [Equity Portfolio: Income (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the [Adviser] ((Advisor)) is to act as investment [adviser to] ((manager of)) the Portfolio[,]((;)) and
 WHEREAS the [Sub-Adviser has] ((Sub-Advisor and its subsidiaries and
other affiliated persons         have)) personnel in [Asia and the
Pacific Basin and was formed] ((various locations throughout the world and have been formed in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Asia and the Pacific Basin.] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the [Adviser] ((Advisor)) and the [Sub-Adviser] ((Sub-Advisor)) agree as follows:
 [1. The Sub-Adviser shall act as an investment consultant to the Adviser and shall furnish the Adviser factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Adviser may reasonably require. Such information shall include written and oral reports and analyses.]
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.))
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
 (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
[2. The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 105% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefits from the services of the Sub-Adviser.]
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
 (((b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
 (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the [Adviser and] ((Advisor or)) the
[Sub-Adviser]               ((Sub-Advisor)) as directors, officers or
otherwise and that directors, officers and stockholders of the [Adviser and] ((Advisor or)) the [Sub-Adviser] ((Sub-Advisor)) are or may be or become similarly interested in the [Fund] ((Trust)), and that the [Adviser] ((Advisor)) or the [Sub-Adviser] ((Sub-Advisor)) may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
[4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.](( 7.  Services to Other Companies or Accounts:))  The
[S]((s))ervices of the [Sub-Adviser]               ((Sub-Advisor )) to
the [Adviser] ((Advisor)) are not to be deemed to be exclusive, the [Sub-Adviser] ((Sub-Advisor)) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the [Sub-Adviser's] ((Sub-Advisor's)) ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the [Sub-Adviser] ((Sub-Advisor)), the [Sub-Adviser] ((Sub-Advisor)) shall not be subject to liability to the [Adviser] ((Advisor,)) the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9.  Duration and Termination of Agreement; Amendments:))
 [6.] (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6] ((9)), this Agreement shall continue in force until July 31, [1991] ((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the [Adviser] ((Advisor,)) the[ Sub-Adviser] ((Sub-Advisor)) and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
 (c) In addition to the requirements of [sub-paragraphs] ((subparagraphs)) (a) and (b) of this paragraph [6] ((9)), the terms of any continuance or modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.] ((10. Limitation of Liability:)) The [Sub-Adviser] ((Sub-Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [Sub-Adviser] ((Sub-Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the [Sub-Adviser] ((Sub-Advisor)) seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.
         [SIGNATURE LINES OMITTED]
EXHIBIT 3

((UNDERLINED)) LANGUAGE WILL BE ADDED;
[BRACKETED] LANGUAGE WILL BE DELETED.

FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
[FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.]
((FIDELITY MANAGEMENT & RESEARCH COMPANY))
AND
[FIDELITY MANAGEMENT & RESEARCH COMPANY]
((FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.))
((AND))
((FIDELITY ADVISOR SERIES III ON BEHALF OF FIDELITY ADVISOR EQUITY
INCOME FUND))
 AGREEMENT made this [1st] ((___)) day of [January] ((_______)), [1991] ((1998)), by and between Fidelity Management & Research [(U.K.) Inc.] ((Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] ((("Advisor")))((;)) [and] Fidelity Management & Research [Company,] (((U.K.) Inc. (hereinafter called the "Sub-Advisor"); and Fidelity Advisor Series III,)) a Massachusetts [corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] ((business trust which may issue one or more series of shares of beneficial interest)) (hereinafter called the ["Adviser"] (("Trust"))) ((on behalf of Fidelity Advisor Equity Income Fund (hereinafter called the "Portfolio"))).
 WHEREAS the [Adviser has] ((Trust and the Advisor have)) entered into a Management Contract [with Equity Portfolio: Income, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund")], on behalf of [Equity Portfolio: Income (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the [Adviser] ((Advisor)) is to act as
investment [adviser to]            ((manager of )) the
Portfolio[,]((;)) and
 WHEREAS the [Sub-Adviser has] ((Sub-Advisor and its subsidiaries and other affiliated persons have)) personnel in [Western Europe and was formed] ((various locations throughout the world and have been formed in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries((,)) and ((securities of)) issuers located [outside of North America, principally in Western Europe.] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the [Adviser] ((Advisor)) and the [Sub-Adviser] ((Sub-Advisor)) agree as follows:
 [1. The Sub-Adviser shall act as an investment consultant to the Adviser and shall furnish the Adviser factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Adviser may reasonably require. Such information shall include written and oral reports and analyses.]
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
 (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.))
 (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
 (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))

 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2. The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
 (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
 (((b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
 (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers, and shareholders of the [Fund] ((Trust)) are or may be or become interested in the [Adviser and] ((Advisor or)) the [Sub-Adviser] ((Sub-Advisor)) as directors, officers or otherwise and that directors, officers and stockholders of the [Adviser and] ((Advisor or)) the [Sub-Adviser] ((Sub-Advisor)) are or may be or become similarly interested in the [Fund] ((Trust)), and that the [Adviser] ((Advisor)) or the [Sub-Adviser] ((Sub-Advisor)) may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.] ((7. Services to Other Companies or Accounts:)) The [S]((s))ervices of the [Sub-Adviser] ((Sub-Advisor)) to the [Adviser] ((Advisor)) are not to be deemed to be exclusive, the [Sub-Adviser] ((Sub-Advisor)) being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the [Sub-Adviser's] ((Sub-Advisor's)) ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the [Sub-Adviser] ((Sub-Advisor)), the [Sub-Adviser] ((Sub-Advisor)) shall not be subject to liability to the [Adviser] ((Advisor)), the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9.  Duration and Termination of Agreement; Amendments:))
 [6.] (a)  Subject to prior termination as provided in subparagraph
(d) of this paragraph [6] ((9)), this Agreement shall continue in force until July 31, [1991] ((1999)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) and the Portfolio[, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission)).
 (c) In addition to the requirements of [sub-paragraphs] ((subparagraphs)) (a) and (b) of this paragraph [6] ((9)), the terms of any continuance or modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the [Adviser] ((Advisor)), the [Sub-Adviser] ((Sub-Advisor)) or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.](( 10. Limitation of Liability:)) The [Sub-Adviser] ((Sub-Advisor)) is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the [Sub-Adviser] ((Sub-Advisor)) shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the [Sub-Adviser] ((Sub-Advisor)) seek satisfaction of any such obligation from the Trustees or any individual Trustee.
   ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 ((Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.
         [SIGNATURE LINES OMITTED]

EXHIBIT 4
((UNDERLINED)) LANGUAGE WILL BE ADDED;
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY ADVISOR EQUITY INCOME FUND
[(FORMERLY FIDELITY ADVISOR EQUITY PORTFOLIO: INCOME)]
CLASS T SHARES [(FORMERLY RETAIL CLASS)]

 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by [Securities and Exchange Commission] Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for ((the)) Class T ((shares)) of Fidelity Advisor Equity Income Fund[, (the "Portfolio")] ((("Class T"))), a [series] ((class)) of ((shares of Fidelity Advisor Equity Income Fund (the "Fund"), a portfolio of)) [Fidelity Franklin Street Trust (the "Fund")] ((Fidelity Advisor Series III (the "Trust"))).
 2. The [Fund] ((Trust)) has entered into a General Distribution Agreement on behalf of the [Portfolio] ((Fund)) with Fidelity Distributors Corporation (the "Distributor"), [a wholly-owned subsidiary of Fidelity Management & Research Company (the "Advisor"),] under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the [Portfolio's] ((Fund's)) shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the [Portfolio] ((Fund)) and reports to recipients other than ((the)) existing shareholders of the [Portfolio] ((Fund)); (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may((,)) from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale[s] of Shares or who engage in shareholder support services; and (6) providing training, marketing and support to such dealers [and others] with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement ((and paragraph 2 hereof, all with respect to Class T Shares)), [the] Class T [of the Portfolio] shall pay to the Distributor a fee at the annual rate of ((0)).75% (((or such lesser amount as the Trustees may, from time to time, determine))) of [such Class's] ((the)) average daily net assets ((of Class T)) throughout the month((.)) [,or such lesser amount as may be established from time to time by the Trustees of the Fund, as specified in paragraph 6 of this Plan. Such fee shall be computed and paid monthly.] The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the [Portfolio's] ((Fund's)) then current Prospectus for the determination of the net asset value of [shares of] ((the Fund's)) Class T ((Shares.)) [but shall exclude assets attributable to (i) shares purchased more than 144 months prior to such day (ii) any other Class of the Portfolio.] The Distributor may use all or any portion of the fee received pursuant to [the] ((this)) Plan to compensate securities dealers or other persons who have engaged in the sale of ((Class T)) Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 [t]hereof.
 4. [Each Class of the Portfolio] ((The Fund)) presently pays, and will continue to pay, a management fee to ((Fidelity Management & Research Company)) ((())the (("))Adviser((("))) pursuant to a management agreement between the [Portfolio] ((Fund)) and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source[s], to make payment[s] to the Distributor with respect to any expenses incurred in connection with the distribution of ((Class T)) Shares, including the activities referred to in paragraph[s] 2 [and 3] hereof. To the extent that the payment of management fees by the [Class] ((Fund)) to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale ((of Class T)) [s]((S))hares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the [the first business day of the month following] ((the)) approval by a vote of at least a "majority of the outstanding voting securities" (as defined in the Act) of Class T, this Plan having been approved by a vote of a majority of the Trustees of the [Fund] ((Trust)), including a majority of Trustees who are not "interested persons" of the [Fund] ((Trust)) (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until [July 31, 1993] ((April 30, 1999)), and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the [Fund] ((Trust)), including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the [maximum] fee provided for in paragraph 3 hereof[,] or any amendment of the Management Contract to increase the amount to be paid by the [Portfolio] ((Fund)) thereunder[,] shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class T, in the case of [the] ((this)) Plan, or upon approval by a vote of a majority of the outstanding voting securities of the [Portfolio] ((Fund)), in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the] Class ((T)).
 8. During the existence of this Plan, the [Fund] ((Trust)) shall require the Adviser and/or the Distributor to provide the [Fund] ((Trust)), for review by the [Fund's] Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of Class T (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of [shares of the] Class ((T Shares)).
 10. Consistent with the limitation of shareholder liability as set forth in the [Fund's] ((Trust's)) Declaration of Trust, [any] obligation assumed by Class T pursuant to this Plan [or] ((and)) any agreement related to this Plan shall be limited in all cases to Class T and its assets and shall not constitute an obligation of any shareholder of the [Fund] ((Trust)) or of any other [series or] [C]((c))lass of the Fund((,)) ((series of the Trust or class of such series)).
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 5
((UNDERLINED)) LANGUAGE WILL BE ADDED;
[BRACKETED] LANGUAGE WILL BE DELETED.

FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY ADVISOR EQUITY INCOME FUND [(FORMERLY FIDELITY EQUITY
 PORTFOLIO: INCOME)]
CLASS B ((SHARES))
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by [Securities and Exchange Commission] Rule 12b-1 under the Investment Company Act of 1940, as amended (the (("))Act") for [the] Class B shares of Fidelity Advisor Equity Income Fund ("Class B"), a class of shares of Fidelity Advisor Equity Income Fund (the "Fund"), a series of Fidelity Advisor Series III (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "[s]((S))hares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of [s]((S))hares or [who engage] in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of [s]((S))hares.
 3. In accordance with such terms as the Trustees may, from time to time establish, and in conjunction with its services under the General Distribution Agreement with respect to [shares of] Class B ((Shares)) [("Class B Shares")], the Distributor is hereby [specifically] ((expressly)) authorized to make payments to Investment Professionals in connection with the sale of [the] Class B Shares. Such payments may be paid as a percentage of the dollar amount of purchases of Class B Shares attributable to a particular Investment Professional, or may take such other form as may be approved by the Trustees.
 4. In consideration [for] ((of)) the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraphs 2 and 3 hereof, all with respect to [the] Class B Shares:
 (a) Class B shall pay to the Distributor a monthly distribution fee at the annual rate of 0.75% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to [(i) Class B Shares purchased more than 144 months prior to such date or (ii)] any other class of [s]((S))hares of the Fund. The Distributor may, but shall not be required to, use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Class B Shares or in shareholder support services ((with respect to Class B Shares)) pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraphs 2 and 3 hereof; and
 (b) In addition, the Plan recognizes that the Distributor may, in accordance with such terms as the Trustees may from time to time establish, receive all or a portion of any sales charges, including contingent deferred sales charges, which may be imposed upon the sale or redemption of Class B Shares.
 5. Separate from any payments made as described in paragraph 4 hereof, Class B shall also pay to the Distributor a service fee at the annual rate of 0.25% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to any other class of [s]((S))hares of the Fund. In accordance with such terms as the Trustees may from time to time establish, the Distributor may use all or a portion of such service fees to compensate Investment Professionals for personal service and/or the maintenance of shareholder accounts, or for other services for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.
 6. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management [and] ((&)) Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payment[s] to the Distributor with respect to any expenses incurred in connection with the distribution of Class B Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 7. This Plan shall become effective upon the [first business day of the month following] approval by ["] a vote of at least a (("))majority of the outstanding voting securities" (as defined in the Act) of Class B, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not ["](("))interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 8. This Plan shall, unless terminated as hereinafter provided, remain in effect until [[date]] ((April 30, 1999)), and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fees provided for in paragraphs 4 and 5 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class B, in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of ((this)) paragraph [7] ((8)).
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class B.
 10. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 11. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.
 12. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by Class B pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class B and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

EXHIBIT 6
 FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the __ day of ____ 199_, by and between Fidelity Advisor Series III (Advisor Series III), on behalf of Fidelity Advisor Equity Income Fund (the Fund), a separate series of Advisor Series III, and Fidelity Advisor Series I (Advisor Series I), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise (a) the transfer of all of the assets of the Fund to a series of Advisor Series I (the Series) solely in exchange for Class A, Class T, Class B, Class C, and Institutional Class shares of beneficial interest of the Series (the Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Series Shares by the Fund to its shareholders (Fund Shareholders) in complete liquidation and termination of the Fund, in exchange for the corresponding classes of all of the Fund's outstanding shares (Fund Shares). The Fund shall receive shares of the applicable classes of the Series equal to the number and class of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 Advisor Series III, on behalf of the Fund, represents and warrants as follows:
 (a) The Fund is a series of Advisor Series III, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is a series of Advisor Series III, which is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Amended and Restated Declaration of Trust or the Bylaws of Advisor Series III, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets that assert liability on the part of the Fund, except as previously disclosed in writing to Advisor Series I. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns that, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information) and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best knowledge of the Fund's management, there is no plan or intention by any of the Fund's shareholders to sell, exchange or otherwise dispose of any of the Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (n) Immediately following the consummation of the Reorganization, Advisor Series I will hold, on behalf of the Series, the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (o) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire shares of beneficial interest in the Fund;
 (p) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (q) Fund Shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (r) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (s) The Fund is a regulated investment company as defined in Section 851 of the Code;
 (t) The Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (u) Immediately after the Reorganization, the Fund will not hold any assets, conduct any business activities, or have any beneficial owners;
 (v) There is no current plan or intention for Advisor Series III to create a new series;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as shall have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
  (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of May 31, 1997, and those incurred in the ordinary course of the Fund's business as an investment company since May 31, 1997.
2. REPRESENTATIONS AND WARRANTIES OF ADVISOR SERIES I
 Advisor Series I represents and warrants as follows:
 (a) Advisor Series I is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) Advisor Series I is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of Advisor Series I;
 (c) Advisor Series I is not in, and the execution, delivery and performance of this Agreement will not result in a violation of any provision of the Declaration of Trust or Bylaws of Advisor Series I, or, to Advisor Series I's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which Advisor Series I is a party or by which Advisor Series I is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Advisor Series I is a party or is bound;
 (d) To Advisor Series I's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against Advisor Series I or any of its properties or assets that assert liability on the part of Advisor Series I, except as previously disclosed in writing to Advisor Series I. Advisor Series I knows of no facts that might form the basis for the institution of such proceedings;
 (e) Advisor Series I intends for the Series to be a regulated investment company under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Series Shares or any other securities issued by the Series (except for the one share of each class that may be issued to FMR); Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Advisor Series I, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of Advisor Series I enforceable against the Series in accordance with its terms;
 (h) As of the Closing Date, the Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of Advisor Series I;
 (i) The fair market value of the Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares surrendered in exchange therefor;
 (j) Advisor Series I has no plan or intention on behalf of the Series to issue additional Series Shares following the Reorganization other than in the ordinary course of the business of the Series as the series of a registered open-end investment company;
 (k) Advisor Series I has no plan or intention to redeem or otherwise reacquire any of the Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of a registered open-end investment company;
 (l) Following the Reorganization, Advisor Series I, on behalf of the Series, will continue the Fund's historic business;
 (m) Advisor Series I has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) No consideration other than Series Shares will be issued in exchange for the Fund Shares in the Reorganization.
 (o) At the time of the Reorganization, there will be no intercompany indebtedness existing between the Series and the Fund that was issued, acquired, or that will be settled at a discount.
 (p) At the time of the Reorganization, the Series will be a regulated investment company as defined in section 851 of the Code.
 (q) The information to be furnished by Advisor Series I with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (r) Advisor Series I, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date;
 (s) To Advisor Series I's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as shall have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act; and
 (t) Advisor Series I, on behalf of the Series, will use the Employer Identification Number that was used by the Fund.
3. REORGANIZATION
 (a) Subject to the requisite approval of the Fund Shareholders, if applicable, and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by Advisor Series I solely for the purpose of acquiring all of the assets of the Fund (which Series has not issued any Series Shares (except for one share of each class that may be issued to FMR) or commenced operations) as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The liabilities of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement.
 (c) Immediately upon delivery to the Fund of the Series Shares, the individual Trustees of Advisor Series III or any officer duly authorized by them, on Advisor Series III's behalf as the then sole shareholder of the Series, shall approve (i) a Management Contract between Advisor Series I, on behalf of the Series, and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., (iii) a Distribution and Service Plan f under Rule 12b-1 under the 1940 Act between Advisor Series I, on behalf of each class of the Series, and Fidelity Distributors Corporation (FDC) (such Management Contracts, Sub-Advisory Agreements, and Distribution Plans being substantively identical to the contracts, agreements, and plans currently in effect with respect to the Fund or class immediately prior to the Closing Date (as defined below), except as to the parties to such contract,agreements, and plans, (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of the revised fundamental policies described in Proposals 7 and 8 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute to the Fund Shareholders the Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund, such Fund Shareholders being shareholders of record as determined as of the Valuation Time on the Closing Date in accordance with the Advisor Series III Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Series' transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated, and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time) or such other time as may be mutually agreed upon in writing by the parties hereto.
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share of each class computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, class, and denomination of full and fractional Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) Advisor Series I and the Fund each represents that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the Agreement, provided that they do not exceed each class's existing expense cap. Expenses exceeding each class's expense cap, as applicable, will be paid by FMR, but not including costs incurred in connection with the purchase or sale of portfolio securities.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Series Shares, as described above, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of Advisor Series III and Advisor Series I, 82 Devonshire Street, Boston, Massachusetts, on February 26, 1999, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified The Chase Manhattan Bank, as custodian for the Fund, of the Fund's reorganization to a series of Advisor Series I.
 (d) Fidelity Investments Institutional Operations Company, Inc. (FIIOC), as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Series Shares. Advisor Series I shall issue and deliver a confirmation to the Fund evidencing the Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Series Shares have been credited to the Fund's account on the books of Advisor Series I. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) If required to do so pursuant to the terms of Advisor Series III's Amended and Restated Declaration of Trust or otherwise by applicable law, the Fund agrees to call a meeting of its shareholders (the Shareholders' Meeting) to consider and act upon this Agreement. The Fund shall take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, the Fund shall be liquidated and terminated as a series of Advisor Series III pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF ADVISOR SERIES I
The obligations of Advisor Series I hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to Advisor Series I a statement, dated as of the Closing Date, signed by an officer of Advisor Series III, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes Advisor Series I with copies of the resolutions, certified by an officer of Advisor Series III, evidencing the adoption of this Agreement and, if applicable, the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to Advisor Series I at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to Advisor Series I a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to Advisor Series I at the Closing a certificate setting forth the number of shares of each class of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) If applicable, that the Fund calls a Shareholders' Meeting to consider and act upon this Agreement and that the Fund takes all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to Advisor Series I a certificate of an officer of Advisor Series III, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since May 31, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by Advisor Series I or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of Advisor Series I are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That Advisor Series I shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of Advisor Series I, dated as of the Closing Date pursuant to which Advisor Series I, on behalf of the Series, will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That Advisor Series I furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Advisor Series I, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and Advisor Series I has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and Advisor Series I, to the effect that the Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND ADVISOR SERIES I
 The obligations of the Fund and Advisor Series I hereunder shall be subject to the following conditions:
 (a) If applicable, that this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by Advisor Series I or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Advisor Series I or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That Advisor Series I shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That Advisor Series I and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Advisor Series I and the Fund that for federal income tax purposes:
  (i) The Reorganization should constitute a reorganization under
Section 368(a)(1)(F) of the Code, and the Fund and the Series each should be a party to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the applicable classes of the Series Shares and the assumption of the Fund's liabilities followed by the distribution of those the Series Shares to the shareholders of the corresponding classes of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization;
  (ix) The Reorganization will not result in the termination of the Fund's taxable year, and the Fund's tax attributes enumerated in
Section 381(c) of the Code will be taken into account by the Series as if there had been no conversion.
 Notwithstanding anything herein to the contrary, neither the Fund nor Advisor Series I may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist Advisor Series I in obtaining such information as Advisor Series I reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The parties hereto may terminate this Agreement by mutual consent. In addition, either party may, at its option, terminate this Agreement at or prior to the Closing Date because
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of Advisor Series I or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the appropriate officers of Advisor Series III, Advisor Series I, the Fund, or the Series; provided, however, that following the shareholders' meeting, if any, called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either party may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of Fund Shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. LIMITATION OF LIABILITY
 Copies of the Declarations of Trust of Advisor Series I and Advisor Series III, as amended and restated, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Advisor Series I and Advisor Series III as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of Advisor Series III's or Advisor Series I's Trustees, officers, or shareholders individually, but are binding only upon the assets and property of such Fund or Series. The Fund and Advisor Series I each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the trustees of such Fund or Series.
15. ASSIGNMENT
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    FIDELITY ADVISOR SERIES III, ON BEHALF OF
    FIDELITY ADVISOR EQUITY INCOME FUND

    [SIGNATURE LINES OMITTED]

    FIDELITY ADVISOR SERIES I

    [SIGNATURE LINES OMITTED]

    FMR HEREBY AGREES TO ASSUME THE EXPENSES PROVIDED FOR IN
ACCORDANCE       WITH PARAGRAPH 5(B) OF THIS AGREEMENT.

    FIDELITY MANAGEMENT & RESEARCH COMPANY

    [SIGNATURE LINE OMITTED]
EXHIBIT 7
COMPARISON OF STAND ALONE FUND STRUCTURE
TO
MASTER FEEDER FUND STRUCTURE
STAND ALONE FUND STRUCTURE
The "Stand Alone Fund Structure" diagram contains three circles labeled "Individual Fund A-1 (Managed by FMR)," "Individual Fund A-2 (Managed by FMR)," and "Individual Fund A-3 (Managed by FMR)," respectively. Above each circle attached by a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and "Retirement Investors," respectively.
MASTER FEEDER FUND STRUCTURE
The "Master Feeder Fund Structure" diagram contains a single circle labeled "Master Fund (Managed by FMR)." Surrounding the circle attached by lines are three square boxes labeled "Feeder Fund A-1," "Feeder Fund A-2," and "Feeder Fund A-3," respectively. Attached to each square box a line is a single rectangular box. The three rectangular boxes are labeled "Retail Investors," "Institutional Investors," and Retirement Investors," respectively.
EXHIBIT 8
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS [TO BE UPDATED]

INVESTMENT                                  FISCAL        AVERAGE                        RATIO OF NET
OBJECTIVE AND FUND                          YEAR END (A)  NET ASSETS                     ADVISORY FEES
                                                          (MILLIONS)(B)                  TO AVERAGE
                                                                                         NET ASSETS
                                                                                         PAID
                                                                                         TO FMR (C)
GROWTH AND INCOME

Equity-Income ((pound))                      1/31/97      $ 12,640.8                     0.45%

Real Estate ((pound))                        1/31/97       1,021.7                       0.60

Utilities Fund ((pound))                     1/31/97       1,312.8                       0.54

Spartan U.S. Equity Index                    2/28/97       5,035.0                       0.01*

Spartan Market Index                         4/30/97       1,491.9                       0.45

Fidelity Fund ((pound))                      6/30/97       4,503.9                       0.39

Balanced ((pound))                           7/31/97       3,927.2                       0.45

Dividend Growth ((pound))                    7/31/97       2,674.3                       0.65

Global Balanced ((rex-all))                  7/31/97       76.2                          0.75

Growth & Income ((pound))                    7/31/97       25,463.2                      0.50

Puritan ((pound))                            7/31/97       19,047.2                      0.45

Advisor Balanced: ((pound))

 Class A                                     10/31/97      4.3                           0.45*

 Class B                                     10/31/97      7.7                           0.45

 Class T                                     10/31/97      2,909.7                       0.45

 Class C ((hollow diamond))                  10/31/98**    38.6                          0.45

 Institutional Class                         10/31/97      28.2                          0.45

International Growth & Income ((rex-all))    10/31/97      1,090.1                       0.75

Advisor Equity Income: ((pound))

 Class A                                     11/30/97      12.9                          0.50*

 Class B                                     11/30/97      586.4                         0.50*

 Class T                                     11/30/97      1,928.3                       0.50

 Class C                                     11/30/97      0.0                           0.50*

 Institutional Class                         11/30/97      459.4                         0.50

Advisor Growth & Income: ((pound))

 Class A                                     11/30/97      2.8                           0.50*

 Class B                                     11/30/97      12.9                          0.50*

 Class T                                     11/30/97      55.6                          0.50

 Class C                                     11/30/97      0.0                           0.50*

 Institutional Class                         11/30/97      13.5                          0.50

Convertible Securities ((pound))             11/30/97      1,080.2                       0.46

Equity-Income II ((pound))                   11/30/97      15,981.8                      0.50

Variable Insurance Products:

 Equity-Income

  Initial Class                              12/31/97      8,495.3                       0.50

  Service Class                              12/31/97      1,479.1                       0.50

Variable Insurance Products II:

 Index 500                                   12/31/97     $ 1,493.1                      0.15%*

Variable Insurance Products III: ((pound))

 Balanced Portfolio

  Initial Class                              12/31/97      162.0                         0.45

  Service Class                              12/31/97      0.0                           0.45

 Growth & Income

  Initial Class                              12/31/97      174.8                         0.49

  Service Class                              12/31/97      0.0                           0.49


(a) All fund data are as of the fiscal year end noted in the chart or as of December 31, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
** Less than a complete fiscal year
((rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Equity Income Fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
----------------------------------------------------------------------
FIDELITY ADVISOR SERIES III: FIDELITY ADVISOR EQUITY INCOME FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Eric D. Roiter, and Robert M. Gates, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series III: Fidelity Advisor Equity Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on November 18, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date _____________, 1998
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315808402/fund # 246
    cusip # 315808303/fund # 180
    cusip # 315808501/fund # 480
    cusip # 315808204/fund # 280
    cusip # 315808105/fund # 080

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
----------------------------------------------------------------------

______________________________________________________________________

1.   To approve an amended management contract for the         FOR [  ]   AGAINST [  ]  ABSTAIN [ ]  1.
     fund.

2.   To approve a new sub-advisory agreement with FMR          FOR [  ]   AGAINST [  ]  ABSTAIN [ ]  2.
     Far East for the fund.

3.   To approve a new sub-advisory agreement with FMR          FOR [  ]   AGAINST [  ]  ABSTAIN [ ]  3.
     U.K. for the fund.

4.   To amend the Class T Distribution and Service Plan        FOR [  ]   AGAINST [  ]  ABSTAIN [ ]  4.
     of the fund.

5.   T o amend the Class B Distribution and Service Plan       FOR [  ]   AGAINST [  ]  ABSTAIN [ ]  5.
     of the fund.

6.   To approve an agreement and plan providing for the        FOR [   ]  AGAINST [  ]  ABSTAIN [ ]  6.
     reorganization of the fund from a separate series of
     one Massachusetts business trust to another.

7.   To adopt a new fundamental investment policy for the      FOR [  ]   AGAINST [  ]  ABSTAIN [ ]  7.
     fund permitting the fund to invest all of its assets in
     another open-end investment company managed by
     FMR or an affiliate with substantially the same
     investment objective and policies.

8.   To amend the fund's fundamental investment                FOR [   ]  AGAINST [  ]  ABSTAIN [ ]  8.
     limitation concerning diversification.


EPII-PXC-0998   cusip # 315808402/fund # 246
   cusip # 315808303/fund # 180
   cusip # 315808501/fund # 480
   cusip # 315808204/fund # 280
   cusip # 315808105/fund # 080